UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
______________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 5, 2018
Date of Report (Date of earliest event reported)
______________________________
New Relic, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________

Delaware	001-36766	26-2017431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
188 Spear Street, Suite 1200
San Francisco, California 94105
(Address of principal executive offices, including zip code)
(650) 777-7600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition
On February 6, 2018, New Relic, Inc. (the “Company”) issued a press release announcing its financial results for the third fiscal quarter ended December 31, 2017. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
The information in this Item 2.02, including the press release attached as Exhibit 99.1 hereto, is furnished pursuant to Item 2.02 but shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers
On February 5, 2018, Robin Schulman notified the Company that she intended to resign as Vice President, General Counsel and Corporate Secretary effective February 16, 2018 in order to accept a Chief Legal Officer role in a different company.
Simultaneously with Ms. Schulman's resignation, the Company and Ms. Schulman entered into a Consulting Agreement effective February 16, 2018 (the “Consulting Agreement”). Pursuant to the Consulting Agreement, Ms. Schulman will serve in an advisory capacity regarding transition matters for a period until March 16, 2018. Ms. Schulman will be paid on an hourly basis for the hours actually worked at a rate equivalent to her prior annualized base salary as of the date of her final date of employment with the Company. Ms. Schulman will continue vesting in her outstanding equity awards through the end of the consulting period.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
10.1	Consulting Agreement by and between New Relic, Inc. and Robin Schulman, effective as of February 16, 2018.
99.1	Press release, dated February 6, 2018, issued by New Relic, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Relic, Inc.

Date:	February 6, 2018	By:	/s/ Mark Sachleben
Mark Sachleben
Chief Financial Officer